UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Proxy Statement Pursuant to Section 14(c) of the
Securities Exchange Act of 1934
(Amendment No. )

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HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST
(Name of Registrant as Specified in Its Charter)

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HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST
on behalf of
Hatteras Alpha Hedged Strategies Fund
Hatteras Beta Hedged Strategies Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
(877) 569-2382

INFORMATION STATEMENT
August 30, 2010

This Information Statement is being furnished by the Board of Trustees (the “Board”) of Hatteras Alternative Mutual Funds Trust (the “Trust”), to the shareholders of its two series, Hatteras Alpha Hedged Strategies Fund (“Alpha”) and Hatteras Beta Hedged Strategies Fund (“Beta”, together with Alpha, the “Funds”), in lieu of a proxy statement pursuant to the terms of an exemption order (the “Order”) issued by the U.S. Securities and Exchange Commission (the “SEC”).  Under the Order, Hatteras Alternative Mutual Funds, LLC (formerly, Alternative Investment Partners, LLC, the “Adviser”), the Funds’ investment adviser, may enter into and materially amend agreements with sub-advisers, subject to approval of the Board but without obtaining shareholder approval.

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Background and Legal Analysis.  As a mutual fund of funds, each Fund pursues its investment objective by investing in other affiliated mutual funds, each a series of Underlying Funds Trust (“Underlying Funds”). The Adviser is responsible for selecting sub-advisers (“Sub-Advisers”) to manage the assets of the Underlying Funds in which each Fund invests.  The Sub-Advisers are engaged to manage the investments of the Underlying Funds in accordance with each Fund’s investment objective, policies and limitations and any investment guidelines established by the Adviser and the Board.  Each Sub-Adviser is responsible, subject to the supervision and control of the Adviser and the Board, for the purchase, retention and sale of securities in the portion of each Underlying Fund’s investment portfolio under its management.

In order to facilitate the efficient supervision and management of the Sub-Advisers by the Adviser and the Board, the Trust and the Adviser applied for, and the SEC approved, the Order, which permits the Adviser, subject to certain conditions and approval by the Board but without shareholder approval, to hire new Sub-Advisers, change the terms of particular agreements with Sub-Advisers or continue the employment of existing Sub-Advisers after events that would otherwise cause an automatic termination of a sub-advisory agreement.  As a condition of the Order, the Adviser is obligated to provide shareholders with certain information regarding each Sub-Adviser in the form of an information statement (the “Information Statement”) meeting the requirements of Regulation 14C, Schedule 14C and Item 22 of Schedule 14A under the Securities Exchange Act of 1934, as amended, except as modified to permit aggregate fee disclosure.  This Information Statement is being provided in light of the Board’s approval of the new sub-advisory agreement described below.

On April 15, 2010, at an in-person meeting of the Board, a majority of the Board, including a majority of Trustees who are not “interested persons” of the Trust (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) (the “Independent Trustees”), after having met in an executive session with independent counsel, voted to approve the sub-advisory agreement (the “Sub-Advisory Agreement”) by and among the Adviser, the Underlying Funds Trust, on behalf of the Underlying Funds, and Battenkill Capital Management, Inc. (“Battenkill”).  The form of Sub-Advisory Agreement that the Board approved is attached at Exhibit A.

On April 15, 2010, the Board, in approving the Sub-Advisory Agreement, determined that the terms and conditions of the Sub-Advisory Agreement were fair to, and in the best interests of, each Fund and its respective shareholders.  The Board relied on materials received from Battenkill, written analysis regarding Battenkill prepared by the Adviser and the presentation with representatives from Battenkill.  The specific considerations of the Board regarding the Sub-Advisory Agreement are set forth below.

Considerations of the Board of Trustees regarding the Sub-Advisory Agreement with Battenkill Capital Management, Inc.  Battenkill is located at 5 Independence Way, Suite 300, Princeton, NJ 08540-6627, and is a registered investment adviser.  Battenkill provides investment advice and portfolio management services to high net worth individuals and other pooled investment vehicles.  Battenkill is owned by Bruce A. Vinci, President, Treasurer, Chief Compliance Officer and Director, and Richard E. Franzen, Secretary and Director.  Messrs. Vinci and Franzen each hold a 50% ownership stake in Battenkill.

In approving the Sub-Advisory Agreement, the Board considered the extensive portfolio management experience of Battenkill’s portfolio manager, the favorable portfolio fit of Battenkill’s investment processes within the current strategies employed by the Underlying Funds and its potential contribution to the Funds’ overall performance.  The Adviser expressed its satisfaction with its discussions with representatives of Battenkill and noted that such representatives would be available to the Board if any Trustees had questions after hearing Battenkill’s presentation.  The Board noted the risks associated with Battenkill’s relatively short history of operations and with its reliance on a single portfolio manager.  However, the Board determined these risks were moderated by the portfolio manager’s extensive experience prior to the formation of Battenkill and the liquidity of the investments if the portfolio manager was incapacitated and Hatteras determined to liquidate the portfolio.  The Board acknowledged the representations from the Trust’s Chief Compliance Officer that Battenkill’s policies and procedures regarding brokerage and soft dollars, its overall compliance program and its business continuity plan each were satisfactory.  The Trustees also noted that the Adviser was not aware of any regulatory or compliance issues with regard to Battenkill.

In addition to the considerations set forth above, the Trust’s Chief Compliance Officer stated that: (a) Battenkill had adopted a Code of Ethics conforming to applicable regulatory requirements; and (b) Battenkill had adopted procedures reasonably necessary to prevent its access persons from violating its Code of Ethics.

The Board noted that, because of the fee structure of the Funds, the engagement of Battenkill as a sub-adviser would have no impact on the fees and expenses paid by the Funds.

Based on the Board’s deliberations and its evaluation of the information described above, the Board, including all of the Independent Trustees, concluded that, without exception, (i) the nature and scope of the services to be provided was reasonable and appropriate in relation to the advisory fee and that the level and quality of services to be provided by Battenkill was reasonably expected to be high, and (ii) the approval of the Sub-Advisory Agreement would be in the best interests of the Funds and their respective shareholders.  The Board also considered the cost of services and the structure of Battenkill’s fees, noting that Battenkill’s fees are paid out of the Adviser’s fee and, therefore, engagement of Battenkill had no impact on the fees and expenses paid or incurred by the Funds.  Based on the foregoing, a majority of the Board, including a majority of the Independent Trustees, after having met in an executive session with independent counsel, voted to approve the Sub-Advisory Agreement.

Summary of the Sub-Advisory Agreement.  The following description is only a summary of the material terms of the Sub-Advisory Agreement.  A form of the Sub-Advisory Agreement is attached at Exhibit A and should be referenced for its specific terms.  The Sub-Advisory Agreement with Battenkill is dated June 10, 2010.  The Sub-Advisory Agreement will have an initial term of two years as permitted by the 1940 Act.  Battenkill relies upon a portfolio manager for the day-to-day management of the portion of the Underlying Funds that it manages.  The Sub-Advisory Agreement provides that following the initial term of two years, it will continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by the Board and by a majority of the Independent Trustees at an in-person meeting called for the purpose of voting on such approval.  The Sub-Advisory Agreement is terminable at any time without penalty, on sixty days written notice and will terminate automatically in the event of an assignment (as defined by the 1940 Act).  The Adviser will pay Battenkill monthly an annual fee based upon the daily net assets of the Underlying Funds allocated to Battenkill from the 2.50% advisory fee paid to the Adviser pursuant to its investment advisory agreement with the Underlying Funds Trust dated April 28, 2006.  The Funds are not responsible for the payment of Sub-Advisory fees.

Compensation.  Set forth below is the (i) compensation paid to the Adviser, indirectly through the Underlying Funds Trust (“UFT”), and aggregate compensation paid to the Sub-Advisers, expressed in dollars and as a percentage of net assets of the Trust and each Fund, during the fiscal year ended December 31, 2009, and (ii) the annualized compensation to be paid to the Adviser indirectly through the UFT, and aggregate compensation to be paid to the Sub-Advisers, expressed in dollars and as a percentage of net assets of the Trust and each Fund, for the fiscal year ending December 31, 2010.

Fiscal year ended December 31, 2009:

	Aggregate Dollar Amount for the Fiscal Year Ended December 31, 2009	As a Percentage of Average Net Assets of the Trust	As a Percentage of Average Net Assets of Alpha	As a Percentage of Average Net Assets of Beta
Fees received by the Adviser from UFT	$8,641,239	3.00%	3.00%	3.00%
Aggregate fees received by the Sub-Advisers from the Adviser	$3,078,775	1.07%	1.07%	1.06%

Annualized for the fiscal year ending December 31, 2010:

	Annualized Aggregate Dollar Amount for the Fiscal Year Ending December 31, 2010	As a Percentage of Average Net Assets of the Trust	As a Percentage of Average Net Assets of Alpha	As a Percentage of Average Net Assets of Beta
Annualized fees to be received by the Adviser from UFT	$8,028,227	3.00%	2.83%	2.86%
Annualized aggregate fees to be received by the Sub-Advisers from the Adviser	$2,548,562	0.95%	0.90%	0.90%

None of the Sub-Advisers is an affiliated person, as defined in section 3(a)(3) of the 1940 Act, of the Trust or the Adviser, other than by reason of serving as a sub-adviser.

Management of the Sub-Adviser.  Set forth below are the names and principal occupations of the principal executive officers and directors (or persons engaged in similar roles) of Battenkill and the addresses of each are the same as the address provided above for Battenkill.

Name	Principal Occupation/Title
Bruce A. Vinci	President, Treasurer, Chief Compliance Officer and Director
Richard E. Franzen	Portfolio Manager, Secretary and Director

Other Registered Investment Companies Advised or Sub-Advised by the Sub-Adviser.  Battenkill does not currently act as adviser or sub-adviser to any registered investment company having similar investment objectives to the Underlying Funds which it sub-advises.

Information about the Funds.  The Trust, on behalf of the Funds, is required by Federal law to file reports, proxy materials and other information with the Securities and Exchange Commission (“SEC”).  The SEC maintains a website that contains information about the Funds (www.sec.gov).  Any such reports, proxy materials and other information can be inspected and copied, after paying a duplicating fee, at the Office of Public Reference, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549-0102 or by electronic request at the following E-mail address: publicinfo@sec.gov.  The public may obtain information on the operation of the SEC’s Public Reference Room by calling the SEC at (202) 551-8090.

Other Information. As noted above, the Funds’ investment adviser is Hatteras Alternative Mutual Funds, LLC (formerly, Alternative Investment Partners, LLC), 8540 Colonnade Center Drive, Suite 401, Raleigh, North Carolina 27615.  Hatteras Capital Distributors, LLC, 8540 Colonnade Center Drive, Suite 401, Raleigh, NC 27615 (the “Distributor”) serves as the principal underwriter and national distributor for the shares of the Funds pursuant to a Distribution Agreement with the Trust (the “Distribution Agreement”).  The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state’s securities laws, is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”) and an affiliate of the Adviser.   Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin, 53202, serves as the Funds’ sub-distributor pursuant to a sub-distribution agreement with the Funds and the Distributor.  In addition to serving as the Funds’ administrator, U.S. Bancorp Fund Services (“USBFS”) also serves as the Funds’ transfer and dividend disbursing agent, and is an affiliate of Quasar.  USBFS is located at 615 East Michigan Street, Milwaukee, Wisconsin, 53202.  Custodial Trust Company, 101 Carnegie Center, Princeton, New Jersey 08540, serves as Custodian for the Funds’ securities and cash.

Reports to Shareholders.  COPIES OF THE FUNDS’ MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS ARE AVAILABLE WITHOUT CHARGE UPON WRITING TO THE FUNDS, C/O U.S. BANCORP FUND SERVICES, LLC, P.O. BOX 701, MILWAUKEE, WISCONSIN, 53201-0701 OR BY CALLING, TOLL-FREE, (877) 569-2382.  THESE REPORTS ARE ALSO AVAILABLE ON THE SEC’S WEBSITE, WWW.SEC.GOV.

Management Ownership.  To the knowledge of the Funds’ management, as of the close of business on July 30, 2010, the officers and Trustees of the Trust owned, as a group, 0.14% and 2.64% of Alpha and Beta, respectively.

 Share Ownership.  As of July 30, 2010, there were 29,437,761.452 shares of Hatteras Alpha Hedged Strategies Fund outstanding and 323,464.412 shares of Hatteras Beta Hedged Strategies Fund outstanding.  To the knowledge of the Funds’ management, as of the close of business on July 30, 2010, the following persons owned of record 5% or more of the outstanding shares of each Fund:

Name and Address	Name of Fund	Number of Shares	% Ownership	Type of Ownership
Citigroup Global Markets, Inc. 333 West 34th Street New York, NY 10001	Alpha Hedged Strategies Fund – No Load	7,024,425.602	25.67%	R
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	Alpha Hedged Strategies Fund – No Load	5,652,507.594	20.65%	R
National Financial Services, LLC 200 Liberty Street New York, NY 10281	Alpha Hedged Strategies Fund – No Load	1,978,334.933	7.23%	R
Citigroup Global Markets, Inc. 333 West 34th Street New York, NY 10001	Alpha Hedged Strategies Fund – Class C	299,032.602	14.46%	R
Morgan Keegan & Co., Inc. 50 North Front Street Memphis, TN 38103	Alpha Hedged Strategies Fund – Class C	202,044.795	9.77%	R
Pershing, LLC P.O. Box 2052 Jersey City, NJ 07303	Alpha Hedged Strategies Fund – Class C	152,842.511	7.39%	R
TD Ameritrade, Inc. P.O. Box 2226 Omaha, NE 68103	Beta Hedged Strategies Fund – No Load	43,385.390	16.33%	R
National Financial Services, LLC 200 Liberty Street New York, NY 10281	Beta Hedged Strategies Fund – No Load	40,671.229	15.31%	R
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	Beta Hedged Strategies Fund – No Load	40,613.855	15.29%	R
Pershing, LLC P.O. Box 2052 Jersey City, NJ 07303	Beta Hedged Strategies Fund – No Load	20,657.205	7.78%	R
Pershing, LLC P.O. Box 2052 Jersey City, NJ 07303	Beta Hedged Strategies Fund – Class C	13,607.872	23.53%	R
National Financial Services, LLC 200 Liberty Street New York, NY 10281	Beta Hedged Strategies Fund – Class C	4,521.902	7.82%	R
Martha A Exline 263 Kirksville Rd Richmond, KY 40475	Beta Hedged Strategies Fund – Class C	4,513.774	7.80%	B
UBS Financial Services 2200 Pembroke Dr. Fort Worth, TX 76110	Beta Hedged Strategies Fund – Class C	3,407.259	5.89%	R

Shareholder Proposals.  The Trust is not required to, nor does it intend to, hold regular annual meetings of its shareholders. If such an annual meeting is called, any shareholder who wishes to submit a proposal for consideration at the meeting should submit the proposal or notice of the proposal, if the shareholder chooses to include the proposal in the Trust’s proxy materials, to the Trust within a reasonable time prior to the Trust printing and mailing its proxy materials in accordance with, respectively, Rule 14a-8 or Rule 14a-4(c) under the Securities Exchange Act.

Householding.  Only one copy of this Information Statement and other documents related to the Funds, such as proxy materials, prospectuses and annual and semi-annual reports, etc. is being delivered to two or more security holders who share an address, unless the Funds have received contrary instructions from one or more of the security holders.  Shareholders who wish to discontinue householding in the future, and shareholders sharing an address and receiving only one copy of this Information Statement, can request additional copies by calling 1-877-569-2382 or writing to Hatteras Alternative Mutual Funds Trust, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

Important Notice regarding the Availability of Information Statement:  The Information Statement is available at http://www.hatterasmutualfunds.com.

EXHIBIT A

FORM OF SUB-ADVISORY AGREEMENT

THIS AGREEMENT is made and entered into as of this ___ day of _________, 2010, by and among Hatteras Alternative Mutual Funds, LLC, a Delaware limited liability company (the “Advisor”), ____________________, a ______________ (the “Sub-Advisor”), and the Underlying Funds Trust, a Delaware statutory trust (the “Trust”) on behalf of its series, _________________ (the “Fund”).

WHEREAS, the Trust and each series comprising the Trust, including the Fund (collectively, the “Funds”), have been formed for the purpose of creating a fund-of-funds structure with their affiliate, Hatteras Alternative Mutual Funds Trust, a Delaware statutory trust (“Hatteras Funds”), in which each series of Hatteras Funds, including any future series of Hatteras Funds, invests 100% of its assets in certain or all of the Funds; and

WHEREAS, by virtue of the fund-of-funds structure, the Sub-Advisor will indirectly serve as a sub-advisor to any series of Hatteras Funds which invests in the Fund; and

WHEREAS, the Trust, and therefore the Fund, is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Advisor has been appointed investment advisor to the Fund, pursuant to an Investment Advisory Agreement dated September 15, 2009 (the “Advisory Agreement”), which has been approved by the Trust’s Board of Trustees (the “Board of Trustees”); and

WHEREAS, the Advisor has the authority to determine, in its sole discretion, the percentage of the Trust’s net assets (i) to be contributed into or subtracted from the Fund and (ii) to be advised by the Sub-Advisor; and

WHEREAS, the Advisor and the Trust desire to retain the Sub-Advisor to assist the Advisor in providing a continuous investment program for a portion of the Fund’s assets (designated herein as a “Separate Account”) and the Sub-Advisor is willing to do so; and

WHEREAS, the Board of Trustees has approved this Agreement, and the Sub-Advisor is willing to furnish such services upon the terms and conditions herein set forth.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1.            Appointment. The Advisor and the Trust hereby appoint the Sub-Advisor to serve as sub-advisor to the Advisor with respect to the Separate Account. Intending to be legally bound, the Sub-Advisor accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

2.            Advisory Services. Subject to the supervision of the Board of Trustees and the Advisor, the Sub-Advisor will assist the Advisor in providing a continuous investment program for the Separate Account, including investment research and management with respect to the securities and investments and cash equivalents comprising the Separate Account. The Sub-Advisor will provide services under this Agreement in accordance with the Fund’s investment objective, policies and restrictions as set forth in the Fund’s (i) registration statement filed with the Securities and Exchange Commission in effect on the date hereof and as amended or supplemented during the term of this Agreement and (ii) resolutions of the Board of Trustees applicable to the Fund.  The Fund shall provide the Sub-Advisor with written notice of any changes to such objective, policies and restrictions no less than 60 days prior to the effectiveness of any such change.

Without limiting the generality of the foregoing, the Sub-Advisor further agrees that it:

(a)           will assist in determining from time to time what securities and other investments will be purchased, retained or sold for the Separate Account;

(b)           will manage, in consultation with the Advisor, the Separate Account’s temporary investments in securities, cash and cash equivalents;

(c)           will place orders pursuant to its investment determinations for the Separate Account either directly with the issuer or with any broker or dealer;

(d)           will consult with the Advisor on a continuous basis as to the Fund’s total assets which shall be invested in the Separate Account;

(e)           will attend regular business and investment-related meetings with the Board of Trustees and the Advisor, as requested by the Trust, the Advisor or both; and

(f)           will maintain books and records with respect to the securities transactions for the Separate Account, furnish to the Advisor and the Board of Trustees such periodic and special reports as they may reasonably request with respect to the Separate Account, and provide in advance to the Advisor all reports to the Board of Trustees for examination and review within a reasonable time prior to the Board of Trustees’ meetings.

3.            Covenants by the Sub-Advisor. The Sub-Advisor agrees with respect to the services provided to the Fund that it:

(a)           as part of its retention as a Sub-Advisor with respect to the investment of the Separate Account, a portion of the assets held by the Fund, as determined by the Advisor, is authorized by its governing documents to enter into this Agreement and the terms of this Agreement do not violate any obligation by which the Sub-Advisor is bound, whether arising by contract, operation of law or otherwise;

(b)           will maintain its status as a Registered Investment Advisor with the Securities and Exchange Commission;

(c)           will conform with all Rules and Regulations of the Securities and Exchange Commission;

(d)           will telecopy trade information to the Fund’s designated Fund Accountant no later than the first business day following the day of the trade and cause broker confirmations to be sent directly to the Fund’s designated Fund Accountant and adopt such other trade reporting, settlement and clearance procedures with respect to the Fund as shall be in accordance with the Fund’s existing procedures and as mutually agreed by the parties hereto;

(e)           will treat confidentially and as proprietary information of the Fund all records and other information relative to the Fund and prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder (except i) after prior written notification to the Trust, to respond to requests that are a part of routine regulatory audits or inspections or ii) after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld, and may not be withheld and will be deemed granted where the Sub-Advisor may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust);

(f)             will maintain its own Code of Ethics and report to the Advisor’s Compliance Officer any violation of such Code that pertains to the management of the Fund, via a periodic compliance certification;

(g)           will maintain its own compliance program or manual, pursuant to Rule 206(4) -7 of the Investment Advisors Act.  The Sub-Advisor will provide either the manual or a summary thereof, including updates thereto, to the Advisor’s Compliance Officer; and

(h)           provide written notice to the Advisor and the Board of Trustees of any change to the amount contributed by any officer, director, manager, owner or other key individual of the Sub-Advisor to the accounts or funds managed by the Sub-Advisor, as compared to the amount which has been previously represented to the Advisor or the Board of Trustees, promptly, but in no case later than three business days from the date of such change.

4.            Covenants by the Advisor and the Trust. The Advisor and the Trust agree with respect to the services provided to the Fund:

(a)           that the retention of the Sub-Advisor as investment advisor with respect to the Separate Account, is authorized by the governing documents relating to the Fund, and the terms of this Agreement do not violate any obligation by which the Fund is bound, whether arising by contract, operation of law or otherwise;

(b)           that the Sub-Advisor may use the Fund’s name on a representative client list.

5.            Services Not Exclusive. The services furnished by the Sub-Advisor hereunder are deemed not to be exclusive, and nothing in this Agreement shall (i) prevent the Sub-Advisor or any affiliated person (as defined in the 1940 Act) of the Sub-Advisor or any employee, agent, manager or affiliated person of such person from acting as investment advisor or manager for any other person or persons, including other management investment companies or investment vehicles or accounts of any type with investment objectives and policies the same as or similar to those of the Fund or (ii) limit or restrict the Sub-Advisor or any such employee, agent, manager or affiliated person from buying, selling or trading any securities or other investments (including any securities or other investments which the Fund is eligible to buy) for its or their own accounts or for the accounts of others for whom it or they may be acting; provided, however, that the Sub-Advisor agrees that it will not undertake any activities which, in its reasonable judgment, will adversely affect the performance of its obligations under this Agreement.

6.           Separate Account Transactions. Investment decisions for the Separate Account shall be made by the Sub-Advisor independently from those for any other investment companies and accounts advised or managed by the Sub-Advisor. The Separate Account and such investment companies and accounts may, however, invest in the same securities. When the Sub-Advisor seeks to purchase or sell  the same security at substantially the same time on behalf of the Separate Account and/or another investment company or account, the Sub-Advisor shall, to the extent permitted by law and to the extent reasonably practicable, aggregate such orders or otherwise effect such transaction on an average price basis, and available investments will be allocated as to amount in a manner which the Sub-Advisor believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, the Sub-Advisor may aggregate the securities to be sold or purchased for the Separate Account with those to be sold or purchased for other investment companies or accounts in order to obtain best execution on an overall basis for all the Sub-Advisor’s clients.

The Sub-Advisor shall place orders for the purchase and sale of portfolio securities for the Separate Account and will solicit broker-dealers to execute transactions in accordance with the Fund’s policies and restrictions regarding brokerage allocations. If applicable, the Sub-Advisor shall place orders pursuant to its investment determinations for the Separate Account either directly with the issuer or with any broker or dealer. If it executes portfolio transactions and selects brokers or dealers, the Sub-Advisor shall use its reasonable best efforts to seek the most favorable execution of orders, after taking into account all factors the Sub-Advisor deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. Consistent with this obligation, the Sub-Advisor may, to the extent permitted by law, purchase and sell portfolio securities to and from brokers and dealers who provide brokerage and/or research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934) to or for the benefit of the Separate Account and/or other accounts over which the Sub-Advisor or any of its affiliates exercises investment discretion. The Sub-Advisor is authorized to pay to a broker or dealer who provides such brokerage and/or research services a commission for executing a portfolio transaction for the Separate Account which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such commission was reasonable in relation to the value of the brokerage and/or research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Sub-Advisor’s overall responsibilities to the Fund. In no instance will portfolio securities be purchased from or sold to the Advisor or the Sub-Advisor or any affiliated person of either thereof; except as permitted by Rules and Regulations of the Securities and Exchange Commission.

7.           Covenants by the Advisor. The Advisor agrees with respect to the services provided to the Advisor hereunder that the Advisor will conform to the applicable Rules and Regulations of the Securities and Exchange Commission.

8.           Certain Representations and Warranties. Each of the parties hereto represents and warrants to the other that, as of the date hereof; this Agreement has been duly and validly authorized by all necessary action (corporate, limited liability company or otherwise) on the part of such party, has been duly executed and delivered by such party and constitutes the valid and legally binding obligation of such party, enforceable against such party in accordance with its terms and conditions.

9.            Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Advisor hereby agrees that all records which it maintains for the Fund are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust’s request. The Sub-Advisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act with respect to the services provided by the Sub-Advisor hereunder.

10.           Expenses. During the term of this Agreement, the Sub-Advisor will pay its own expenses incurred in connection with the performance of its obligations under this Agreement. Nothing herein, however, shall be deemed to require the Sub-Advisor to pay any expenses of the Fund or the Advisor.

11.           Compensation. In consideration of the services rendered pursuant to this Agreement, during the term of this Agreement the Advisor will pay to the Sub-Advisor, as compensation for the services provided by the Sub-Advisor under this Agreement, a monthly fee equal to 1.00% (on an annualized basis) of the average net assets of the Separate Account, plus any leveraged amount applied to the Separate Account by the Advisor. The Advisor shall pay the Sub-Advisor as soon as practical after the last day of each calendar month, but no later than five (5) business days after the end of each month. In case of termination or expiration of this Agreement during any calendar month, the fee with respect to such month shall be reduced proportionately based upon the number of calendar days during which it is in effect and the fee shall be computed upon the average net assets of the Separate Account in accordance with the Fund’s prospectus.

12.          Standard of Care: Limitation of Liability: Limited Indemnity.  The Sub-Advisor shall exercise due care and diligence and use the same skill and care in providing its services hereunder as it uses in providing services to other investment companies, accounts and customers, but shall not be liable for any action taken or omitted by the Sub-Advisor in the absence of bad faith, willful misconduct, gross negligence or reckless disregard of its duties. The Fund further agrees to indemnify, defend and hold the Sub-Advisor, and its managers, officers, directors, equityholders, employees and agents (“Related Persons”), harmless from and against all losses, claims, damages, liabilities, costs and expenses arising by reason of being or having been Sub-Advisor to the Fund, or in connection with the past or present performance of services to the Fund in accordance with this Agreement, except to the extent that the loss, claim, damage, liability, cost or expense was caused by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties on the part of the Sub-Advisor in the performance of its duties and obligations under this Agreement. These losses, claims, damages, liabilities, costs and expenses include, but are not limited to, amounts paid in satisfaction of judgments, in compromise, or as fines or penalties, and counsel fees and expenses, incurred in connection with the defense or disposition of any action, suit, investigation or other proceeding, whether civil or criminal, before any judicial, arbitral, administrative or legislative body, in which the indemnitee may be or may have been involved as a party or otherwise, or with which such indemnitee may be or may have been threatened, while in office or thereafter. Federal and various state securities laws may afford the Advisor and/or the Fund certain rights and remedies under certain circumstances, even in the absence of bad faith, willful misconduct, gross negligence or reckless disregard by the Sub-Advisor or its Related Persons, and nothing contained herein shall in any way constitute a waiver or limitation of any such rights and remedies that the Advisor, the Fund or both may have under any such federal or state securities laws.

13.           Reference to the Sub-Advisor. Neither the Advisor nor any affiliate or agent of it shall make reference to this Agreement or use the name of the Sub-Advisor or any of its affiliates except with respect to references in regulatory filings and communications with shareholders concerning the identity of and services provided by the Sub-Advisor to the Fund, which references shall not differ in substance from those typically included in a proxy statement or annual report of the Fund, or the Fund’s registration statement and any advertising or promotional materials, provided such materials are FINRA compliant, without the prior approval of the Sub-Advisor.

14.           Duration and Termination. Unless sooner terminated, this Agreement shall be for an initial period of two years, and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by the Board of Trustees provided that its continuance also is approved by a majority of the members of the Board of Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable at any time without penalty, on sixty (60) days’ written notice, by the Board of Trustees, by the Advisor or by the Sub-Advisor or by vote of a majority of the outstanding voting securities of the Fund. This Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act). Termination or expiration of this Agreement, however caused, shall be without prejudice to any compensation accrued to the date of termination or expiration and Sections 3(e), 9, 11, 12 and 13 shall survive any termination or expiration.

15.            Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by the Board of Trustees, including a majority of the members of the Board of Trustees who are not interested persons of the Advisor or the Sub-Advisor, cast in person at a meeting called for the purpose of voting on such approval.

16.          Notice. Any notice, advice or report to be given pursuant to this Agreement shall be delivered or mailed:

To the Sub-Advisor at:

_____________________
_____________________
_____________________

To the Advisor at:

Hatteras Alternative Mutual Funds, LLC
8540 Colonnade Center Drive, Suite 401
Raleigh, North Carolina 27615
Facsimile:  (919) 846-3433

To the Board of Trustees or the Fund at:

Hatteras Alternative Mutual Funds Trust
8540 Colonnade Center Drive, Suite 401
Raleigh, North Carolina 27615
Facsimile:  (919) 846-3433

with a copy to:

Blank Rome LLP
405 Lexington Avenue
New York, New York 10174
Attention:	Thomas R. Westle, Esq.
Facsimile: (917) 332-3817

The effective date of any notice shall be (i) the date such notice is sent if such delivery is effected by hand or facsimile; (ii) one business day after the date such notice is sent if such delivery is effected by national overnight courier; or (iii) the fifth (5th) business day after the date of the mailing thereof.

17.           Proxy Voting.  The Sub-Advisor is authorized to vote proxies received on securities held in the Separate Account.  The Advisor and the Trust represent that proxy voting authority is not expressly reserved to any other party under the documents governing the Funds. All proxies will be voted in accordance with the Advisor’s written policy in effect from time to time, receipt of which the Sub-Advisor hereby acknowledges.  The Advisor and the Trust shall instruct the Fund’s custodian to forward promptly to the Sub-Advisor receipt of such communications and to follow the Sub-Advisor’s instructions concerning the same.  The Sub-Advisor shall not be responsible for voting proxies not timely received by the Sub-Advisor.

18.           Legal Proceedings. The Sub-Advisor will not advise or act for the Advisor of the Fund in any legal proceedings, including bankruptcies or class actions, involving securities held or previously held in the Fund or the issuers of these securities, without the prior written consent of the Advisor.

19.           Force Majeure.   In addition, and without limiting any other provision of this Agreement, the Sub-Advisor shall not be liable for (i) force majeure or other events beyond the control of the Sub-Advisor, including without limitation any failure, default or delay in performance resulting from computer or other electronic or mechanical equipment failure, unauthorized access, theft, operator errors, government restrictions, exchange or market rulings or suspension of trading, strikes, failure of common carrier or utility systems, severe weather or breakdown in communications not reasonably within the control of the Sub-Advisor or other causes commonly known as “acts of god”, whether or not any such cause was reasonably foreseeable, or (ii) general market conditions rather than a violation of this Agreement by the Sub-Advisor.

20.           Limits on Obligations.  Notwithstanding anything to the contrary in this Agreement, in no event will the Sub-Advisor be obligated to effect any transaction or instruction it believes (without verification or inquiry) would violate any law, rule or regulation; the rules or regulations of any regulatory or self-regulatory body; or the Sub-Advisor’s legal, regulatory, or operational policies and procedures; provided, however, that the Sub-Advisor must provide the Advisor written notice of its decision not to effect a transaction within one business day of such decision.

21.           Miscellaneous. Neither the holders of shares of the Fund nor the members of the Board of Trustees shall be personally liable hereunder. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

22.           Entire Agreement.  This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior writings and understandings relating thereto.

23.          Governing Law. This Agreement constitutes the entire agreement of the parties, shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by New York law in a manner not in conflict with the provisions of the 1940 Act.

24.          Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed by its authorized officer.

______________________

By: _____________________________
Name:
Title:

Hatteras Alternative Mutual Funds, LLC

By: _____________________________
Name:
Title:

Underlying Funds Trust

By: _____________________________
Name:
Title: